United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
______________________________________

Filed by the Registrant	☒	Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Advanced Emissions Solutions, Inc.
(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
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☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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ADVANCED EMISSIONS SOLUTIONS, INC.
640 Plaza Drive, Suite 270
Highlands Ranch, Colorado 80129
Telephone: (888) 822-8617

AMENDED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:
The Annual Meeting of Stockholders of Advanced Emissions Solutions, Inc. ("ADES" or the "Company"), a Delaware corporation, will be held at 9:00 a.m. (local time) on June 18, 2019 at the Denver Marriott Tech Center located at 4900 S. Syracuse Street, Denver, Colorado 80237, or at any postponement or adjournment thereof, for the following:

1.	To elect seven directors of the Company;

2.	To approve, in an advisory vote, our executive compensation;

3.	To ratify the appointment of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019;

4.	To approve the Second Amendment of the Company's Tax Asset Protection Plan;

5.	To conduct an advisory (non-binding) vote regarding the frequency of future votes regarding the compensation of our Named Executive Officers ("Say-On-Frequency"); and

6.	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.
Stockholders of record at the close of business on April 22, 2019 are entitled to notice of and to vote at the Annual Meeting.
Our stockholders are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares by telephone or Internet, or by completing, signing and dating the available proxy card and returning it promptly to the Company.
Please call on our toll-free number (888-822-8617) if you require directions or have other questions concerning the meeting.
By Order of the Board of Directors,
Greg P. Marken
Chief Financial Officer, Treasurer and Secretary
April 29, 2019

The Proxy Statement made available to shareholders on or about April 29, 2019 provides information about the matters you will be asked to consider and vote on at the Meeting, except that additional information with respect to Proposal 5 listed above is set forth in the accompanying Supplement to Proxy Statement.
Important Notice
Regarding Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on June 18, 2019
The Company’s Proxy Statement and Annual Report to Stockholders are Available at: www.proxyvote.com

SUPPLEMENT TO PROXY STATEMENT
This Supplement to Proxy Statement (the "Supplement") supplements and amends the original definitive proxy statement of Advanced Emissions Solutions, Inc., a Delaware corporation, ("ADES" or the "Company"), dated April 29, 2019 (the "Proxy Statement") for the Company’s 2019 Annual Meeting of Stockholders (the "Annual Meeting") to, (i) add a new Proposal 5 to the Proxy Statement that provides for a non-binding, advisory vote of Company stockholders on the frequency with which the Company’s stockholders shall have the advisory say-on-pay vote on compensation paid to our named executive officers ("Proposal 5") and (ii) amend the Notice of the Annual Meeting to add the new Proposal 5 (the "Amended Notice"). This Supplement, along with the Amended Notice accompanying this Supplement, contains additional information about the Annual Meeting, including any adjournments or postponements thereof. The form of proxy card included with the originally filed definitive proxy statement is amended in its entirety to include all five proposals. The revised proxy card accompanies this mailing. The Annual Meeting is to be held at 9:00 AM on Tuesday, June 18, 2019, at the Denver Marriott Tech Center located at 4900 S. Syracuse Street, Denver, Colorado 80237, and any postponements or adjournments thereof. Throughout this Supplement, the terms "we," "us" "our" and "our Company" refer to Advanced Emissions Solutions, Inc. and, unless the context indicates otherwise, our consolidated subsidiaries.

On April 29, 2019, we filed the Proxy Statement relating to the Annual Meeting with the Securities and Exchange Commission (the "SEC") and made available to our stockholders on the Internet. Subsequent to that date, we determined that we had inadvertently omitted the required proposal to stockholders regarding how often (the "Say-On-Frequency Proposal") we will hold future advisory (non-binding) votes regarding the compensation of the Company’s named executive officers (each a "Say-On-Pay Vote"). This Supplement has been prepared to provide our stockholders with information regarding the Say-On-Frequency Proposal and whether future Say-On-Pay Votes should occur every one year, every two years, or every three years.

This Supplement is being furnished to our stockholders of record as of the close of business on April 22, 2019, the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or at any adjournments thereof, pursuant to the accompanying Amended Notice. This Supplement and the Amended Notice supplement and amend the Notice of 2019 Annual Meeting of Stockholders and the Proxy Statement, each dated April 29, 2019, previously made available to our stockholders. This Supplement relates to the new Proposal 5 to be considered by stockholders at the Annual Meeting and does not provide all of the information that is important to your decisions with respect to voting on all of the proposals that are being presented to stockholders for their vote at the Annual Meeting. Additional information is contained in the Proxy Statement, which is included in this mailing. We encourage you to carefully read this Supplement together with the Proxy Statement.

Except for the addition of Proposal 5, this Supplement does not modify, amend, supplement or otherwise affect any matter presented for consideration in the Proxy Statement.
VOTING RIGHTS AND VOTE REQUIRED
Our Board has fixed the close of business on April 22, 2019 as the record date (the "Record Date") for determination of stockholders entitled to notice of and to vote at the meeting. On the Record Date, 18,674,147 shares of our common stock ("Common Stock") were issued and outstanding, each of which entitles the holder thereof to one vote on all matters that may come before the Annual Meeting. We do not have any class of voting securities outstanding other than our Common Stock. An abstention or withholding authority to vote will be counted as present for determining whether the quorum requirement is satisfied. If a quorum exists, actions or matters other than the election of the Board are approved if the votes cast in favor of the action exceed the votes cast opposing the action unless a greater number is required by the Delaware General Corporation Law (the "DGCL") or our Second Amended and Restated Certificate of Incorporation. The seven nominees receiving the highest number of votes cast will be elected as directors. Abstentions will not affect the election of directors.
If, as of the Record Date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then that firm or organization is the stockholder of record for purposes of voting at the Annual Meeting and you are considered the beneficial owner of shares held in "street name." If you are a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares held in your account. If you do not instruct your broker on how to vote your shares, your brokerage firm, in its discretion, may vote your shares on routine matters or they may elect not to vote your shares. The proposal to ratify the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2019 is considered a "routine matter," but the other proposals being voted on at the Annual Meeting are not considered "routine matters" and brokers will not be entitled to vote on those proposals absent specific instructions and authorization from the beneficial owners of the shares. If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute "broker non-votes." A broker non-vote occurs when a nominee holding shares for a beneficial holder does not have discretionary voting power and does not receive voting instructions from the beneficial owner. Broker non-votes on a particular proposal are considered present for purposes of determining a quorum, but will not be treated as shares present and entitled to vote on any proposal other than the ratification of our public accounting firm and accordingly will have no effect on such vote.
We invite beneficial owners to attend the Annual Meeting. If you are a beneficial owner and not a stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent and bring such proxy to the Annual Meeting. If you want to attend the Annual Meeting, but not vote, you must provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to April 22, 2019, a copy of the voting instruction card provided by your broker or other agent or other similar evidence of ownership.
A minimum of one-third of the shares of our Common Stock issued and outstanding must be represented at the meeting in person or by proxy in order to constitute a quorum. Cumulative voting is not allowed for any purpose.
Unless instructions to the contrary are marked, or if no instructions are specified, shares represented by proxies will be voted:
FOR ALL the persons nominated by the Board for Directors, being: Carol Eicher, Brian Leen, Gilbert Li, R. Carter Pate, L. Heath Sampson, J. Taylor Simonton, and L. Spencer Wells;
FOR the approval, on an advisory basis, of the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion as set forth under the Executive Compensation section of this Proxy Statement;
FOR the ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019;
FOR the approval of the Second Amendment of the Company's Tax Asset Protection Plan; and
FOR a frequency of every year for future non-binding, advisory shareholder votes on the compensation paid to our named executive officers.
We do not know of any other matter or motion to be presented at the Annual Meeting. If any other matter or motion should be presented at the Annual Meeting upon which a vote must be properly taken, to the extent permitted by law, the persons named in the accompanying form of proxy intend to vote such proxy in the discretion of such person as the directors of the Company may recommend, including any matter or motion dealing with the conduct of the Annual Meeting.
Voting by Mail, Facsimile, via the Internet or by Telephone
Stockholders whose shares are registered in their own names may vote by mailing or faxing a completed proxy card, via the internet or by telephone. Instructions for voting via the internet or by telephone are set forth on the enclosed proxy card. To vote by mailing or faxing a proxy card, sign and return the available proxy card to the Company and your shares will be voted at the Annual Meeting in the manner you direct. If no directions are specified, your shares will be voted as described above.
If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares over the internet or by telephone rather than by mailing a completed voting instructions card provided by the bank or brokerage firm. Please check the voting instructions card provided by your bank or brokerage house for availability and instructions. If internet or telephone voting is unavailable from your bank or brokerage house, please complete and return the voting instructions card provided by the bank or brokerage firm.
Any stockholder who completes a proxy or votes via the internet or by telephone may revoke the action at any time before it is exercised at the Annual Meeting by delivering written notice of such revocation to the Company's Secretary (Greg P. Marken), 640 Plaza Drive, Suite 270, Highlands Ranch, Colorado, 80129, by submitting a new proxy executed at a later date, or by attending the Annual Meeting and voting in person.

PROPOSAL FIVE
ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION
In addition to providing stockholders an advisory vote on the compensation of our named executive officers (as we are doing with Proposal 2), the SEC rules require us to conduct every six years a non-binding advisory vote on the frequency upon which the Company will conduct such an advisory vote on executive compensation. Under this proposal, stockholders may vote, on an advisory basis, to have the Say-On-Pay Vote every year, every other year or every three years or may abstain. For the last six years, we have held an advisory vote on executive compensation every year for which a proxy was filed and our Board of Directors continues to believe it to be in the best interests of the Company and its stockholders to annually submit to the stockholders an advisory vote to approve the Company’s compensation paid to named executive officers.
Board Recommendation
OUR BOARD OF DIRECTORS RECOMMENDS THAT AN ADVISORY VOTE ON EXECUTIVE COMPENSATION BE HELD EVERY YEAR.

ADVANCED EMISSIONS SOLUTIONS, INC.
640 PLAZA DRIVE
HIGHLANDS RANCH, COLORADO 80129

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 17, 2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June 17, 2019. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends that you vote FOR ALL of the following:

	For All	Withhold All	For All Except
1. Election of seven directors, each set to serve for a term of one year to expire at the later of the next Annual Meeting of Stockholders or May 31, 2020:	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01) Carol Eicher
02) Brian Leen
03) Gilbert Li
04) R. Carter Pate
05) L. Heath Sampson
06) J. Taylor Simonton
07) L. Spencer Wells

The Board of Directors recommends that you vote FOR the following proposals:

	For	Against	Abstain
2. To approve, on an advisory basis, the compensation of the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion as set forth under the Executive Compensation section of the proxy statement for the 2019 Annual Meeting of Stockholders;	☐	☐	☐
3. To ratify the Audit Committee's selection of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019;	☐	☐	☐
4. To approve the Second Amendment to the Company's Tax Asset Protection Plan.	☐	☐	☐

The Board of Directors recommends that you vote 1 YEAR on the following proposal:

	1 year	2 years	3 years	Abstain
5. To approve, on an advisory and non-binding basis, the frequency of holding an advisory vote on executive compensation.	☐	☐	☐	☐

NOTE: The undersigned stockholder(s) authorize(s) the individuals designated to vote this proxy to vote, in their discretion, to the extent permitted by applicable law, upon such other matters (none known by the Company at the time of solicitation of this proxy) as may properly come before the Annual Meeting or any adjournment or postponement.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000423572_1 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of Annual Meeting of Stockholders, Proxy Statement, 2018 Annual Report are available at www.proxyvote.com

ADVANCED EMISSIONS SOLUTIONS, INC.

The holder(s) of common shares of Advanced Emissions Solutions, Inc. (the "Company") identified on this proxy card hereby appoint(s) each of L. Spencer Wells and L. Heath Sampson or, failing them, Greg Marken, the proxies of the stockholder(s), with full power of substitution in each, to attend, vote and act for and in the name of such stockholder(s) at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at 4900 S. Syracuse Street, Denver, Colorado 80237, on Tuesday, June 18, 2019, at 9:00 a.m. Mountain Time, and any adjournment or postponement thereof

Where a choice is indicated, the common shares represented by this proxy card, when properly executed and returned, will be voted or not voted as specified. If no choice is indicated, the common shares represented by this proxy card when properly executed and returned will be voted in accordance with the recommendations of the Board of Directors. If any other matters are properly brought before the Annual Meeting or any adjournment or postponement thereof, or if a nominee for election as a director named in the Proxy Statement who would have otherwise received the required number of votes is unable to serve or for good cause will not serve, the common shares represented by this proxy card will be voted in the discretion of the individuals designated to vote this proxy card, to the extent permitted by applicable law, on such matters or for such substitute nominee(s) as the directors of the Company may recommend.

To be valid, this Proxy form, duly signed and dated, must arrive at the office of Broadridge Financial Solutions, 51 Mercedes Way, Edgewood, NY 11717 the day before the day of the Annual Meeting or any postponement or adjournment thereof.

The stockholder(s) hereby acknowledge(s) receipt of the Notice of Annual Meeting of Stockholders and the related Proxy Statement for the June 18, 2019, Annual Meeting, as well as the Company's 2018 Annual Report. Any proxy heretofore given to vote the common shares which the stockholder(s) is/are entitled to vote at the Annual Meeting is hereby revoked.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

0000423572_2 R1.0.1.18

(This proxy card continues and must be signed and dated on the reverse side.)